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                                                                  EXHIBIT 23.1.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the inclusion in this registration statement on Form S-4 of our report dated March 22, 1996, on our audits of the financial statements of Parts, Inc. We also consent to the reference to our firm under the caption "Experts."

/s/ Coopers & Lybrand L.L.P.

Memphis, Tennessee
June 12, 1996